UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 13, 2022
_______________________________

SLM Student Loan Trust 2005-7
(Exact name of issuer as specified in its charter)
_______________________________
DELAWARE	333-103545/ 333-103545-05	04-3480392
(State or other jurisdiction	(Commission File Numbers)	(I.R.S. Employer
of formation)		Identification Number)

c/o Deutsche Bank Trust Company Americas 1761 East St. Andrew Place Santa Ana, CA 92705
(Address of principal executive offices)
Registrant’s telephone number including area code:  (703) 984-5858
______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financing account standards provided pursuant to Section 13(a) of the Exchange Act.   [  ]

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable
Exhibit Index appears on page 3

Item 8.01          Other Events
On October 13, 2022, Navient Solutions, LLC, in its capacity as administrator, furnished to the applicable remarketing agents a preliminary remarketing memorandum (the “Remarketing Memorandum”) for distribution to certain qualified institutional buyers for purposes of remarketing the SLM Student Loan Trust 2005-7 Class A-5 Reset Rate Notes.  The Remarketing Memorandum is attached as an exhibit to this current report.
Item 9.01          Financial Statements, Pro Forma Financial Statements and Exhibits
  (a)          Not applicable
  (b)          Not applicable
  (c)          Not applicable
  (d)          Exhibits
99.1      Remarketing Memorandum for SLM Student Loan Trust 2005-7 dated October 13, 2022.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM STUDENT LOAN TRUST 2005-7

By: NAVIENT SOLUTIONS, LLC, in its capacity as administrator of the Trust

Dated: October 13, 2022	By: /s/ C. Scott Booher
Name: C. Scott Booher
Title: Vice President

SLM STUDENT LOAN TRUST 2005-7

Form 8-K

CURRENT REPORT

INDEX TO EXHIBITS

Exhibit
Number          Description

99.1                Remarketing Memorandum for SLM Student Loan Trust 2005-7 dated October 13, 2022.